                                                                       EX-10.37

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE ("AMENDMENT") is made and entered into as of JUNE 16, 2000, by and between W9/PC LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and IDEC PHARMACEUTICALS CORPORATION, a Delaware corporation ("TENANT").

                                R E C I T A L S:

         A. WHEREAS, Professors Fund I, L.P., an Arizona limited partnership, Managing Agent for All Spectrum Services, Inc., a California corporation ("ORIGINAL LANDLORD"), and IDEC Pharmaceuticals Corporation, a California corporation ("ORIGINAL TENANT") Tenant entered into that certain Agreement dated as of August 13, 1996 (the "ORIGINAL LEASE"), whereby Original Landlord leased to Tenant and Tenant leased from Original Landlord the entire building located at 3030 Callan Road, San Diego, California. The Original Lease was subsequently amended by that certain First Amendment to Lease dated as of October 1, 1999 ("FIRST AMENDMENT"). Landlord is the successor-in-interest to Original Landlord and Tenant is the successor-in-interest to Original Tenant. The Original Lease, as amended by the First Amendment may be collectively referred to herein as the "LEASE."

         B. WHEREAS, by this Amendment, Landlord and Tenant desire to correct the name of the Landlord, confirm the Expansion Commencement Date and otherwise modify the Lease as set forth herein; and

         C. WHEREAS, unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               A G R E E M E N T:

         1. Landlord Name. Landlord's name is hereby amended and corrected to read as follows: "W9/PC LIMITED PARTNERSHIP, a Delaware limited partnership" wherever it appears in the First Amendment.

         2. Expansion Commencement Date. Landlord and Tenant hereby agree and acknowledge that the "Expansion Commencement Date" (as defined in the First Amendment) occurred on March 17, 2000, and the "New Termination Date" (as defined in the First Amendment) shall occur on June 30, 2010.

         3. Construction Management Fee. In connection with the improvements constructed in the Expansion Space (as defined in the First Amendment) pursuant to the Tenant Work Letter attached to the First Amendment as Exhibit "B," Tenant hereby agrees to pay to Landlord, concurrently with Tenant's execution of this Amendment, the sum of Eight Thousand and 00/100 Dollars ($8,000.00) in consideration of Landlord's supervision of the construction of the improvements.

         4. No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall continue to apply and shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the "Lease" shall refer to the Lease as amended by this Amendment.

                         [signatures on following page]

         IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

"LANDLORD"                              W9/PC LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By: W9/PC, Inc., a Delaware corporation,
                                            general partner

                                            By: /s/ Ronald Lack
                                                --------------------------------
                                                Name:  Ronald Lack
                                                Title: Vice President

                                            By: ________________________________
                                                Name:___________________________
                                                Title:__________________________

"TENANT"                                IDEC PHARMACEUTICALS CORPORATION,
                                        a Delaware corporation

                                        By:   /s/ Phillip Schnieder
                                              ----------------------------------
                                        Print Name: Phillip Schnieder
                                              Title: VP & CFO

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